Exhibit 99.1
RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE
THREE MONTHS ENDED MARCH 31, 2005 AND 2004

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2005 and December 31, 2004

	March 31,	December 31,
	2005	2004

	(Unaudited)
	(Dollars in thousands)
ASSETS
Cash and cash equivalents	$543,772	$899,083
Mortgage loans held for sale	16,301,899	14,032,781
Trading securities	5,796,670	2,714,700
Available for sale securities	1,342,236	1,244,658
Mortgage loans held for investment, net	55,056,157	56,835,356
Lending receivables, net	9,077,357	9,357,397
Mortgage servicing rights, net	3,672,322	3,365,992
Accounts receivable	2,765,435	2,110,417
Investments in real estate and other	1,456,755	1,397,246
Goodwill	452,223	454,278
Other assets	2,181,363	1,937,556

Total assets	$98,646,189	$94,349,464

LIABILITIES
Borrowings:
Affiliate borrowings	$10,269,829	$10,006,242
Collateralized borrowings in securitization trusts	49,298,575	50,708,476
Other borrowings	28,482,383	23,703,650

Total borrowings	88,050,787	84,418,368
Deposit liabilities	2,010,881	1,664,970
Other liabilities	3,826,757	3,900,381

Total liabilities	93,888,425	89,983,719

STOCKHOLDER’S EQUITY
Common stock, $0.01 par value (1,000 shares authorized, issued and outstanding) and paid-in capital	1,292,486	1,246,778
Retained earnings	3,281,756	2,959,961
Accumulated other comprehensive income	183,522	159,006

Total stockholder’s equity	4,757,764	4,365,745

Total liabilities and stockholder’s equity	$98,646,189	$94,349,464

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME
Three Months Ended March 31

	2005	2004

	(Unaudited)
	(Dollars in thousands)
Revenue
Interest income	$1,309,980	$1,099,190
Interest expense	765,910	505,232

Net interest income	544,070	593,958
Provision for loan losses	155,832	183,219

Net interest income after provision for loan losses	388,238	410,739
Gain on sale of mortgage loans, net	329,643	202,435
Servicing fees	347,394	306,180
Amortization and impairment of servicing rights	(139,780)	(315,963)
Servicing asset valuation and hedge gain (loss), net	(67,861)	130,403

Net servicing fees	139,753	120,620
Gain on investment securities, net	72,115	11,163
Real estate related revenues	131,374	109,890
Other income	66,454	89,830

Total net revenue	1,127,577	944,677
Expenses
Compensation and benefits	319,931	284,263
Professional fees	50,298	44,437
Data processing and telecommunications	49,445	46,050
Advertising	39,305	33,538
Occupancy	29,567	25,186
Other	110,181	121,557

Total expenses	598,727	555,031

Income before income tax expense	528,850	389,646
Income tax expense	207,055	154,939

Net income	$321,795	$234,707

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
Three Months Ended March 31, 2005 and 2004

	Common			Accumulated
	Stock and			Other	Total
	Paid-in	Retained	Comprehensive	Comprehensive	Stockholder’s
	Capital	Earnings	Income	Income	Equity

	(Unaudited)
	(Dollars in thousands)
Balance at January 1, 2005	$1,246,778	$2,959,961		$159,006	$4,365,745
Net income	—	321,795	$321,795	—	321,795
Capital contribution	45,708	—	—	—	45,708
Other comprehensive income, net of tax:
Unrealized loss on investment securities	—	—	(25,823)	—	(25,823)
Foreign currency translation adjustment	—	—	(8,972)	—	(8,972)
Unrealized gain on derivatives	—	—	59,311	—	59,311

Other comprehensive income	—	—	24,516	24,516	—

Comprehensive income	—	—	$346,311	—	—

Balance at March 31, 2005	$1,292,486	$3,281,756		$183,522	$4,757,764

Balance at January 1, 2004	$1,193,592	$1,991,749		$666	$3,186,007
Net income	—	234,707	$234,707	—	234,707
Other comprehensive income, net of tax:
Unrealized gain on investment securities	—	—	790	—	790
Foreign currency translation adjustment	—	—	3,091	—	3,091
Unrealized loss on derivatives	—	—	(54,273)	—	(54,273)

Other comprehensive income	—	—	(50,392)	(50,392)	—

Comprehensive income	—	—	$184,315	—	—

Balance at March 31, 2004	$1,193,592	$2,226,456		$(49,726)	$3,370,322

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2005 and 2004

	Restated

	2005	2004

	(Unaudited)
	(Dollars in thousands)
NET CASH USED IN OPERATING ACTIVITIES	$(7,718,223)	$(756,795)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net (increase) decrease in lending receivables	322,318	(410,699)
Originations and purchases of mortgage loans held for investment	(4,774,089)	(10,250,211)
Proceeds from sales and repayments of mortgage loans held for investment	8,023,712	4,617,051
Purchases of available for sale securities	(297,803)	(12,955)
Proceeds from sales and repayments of available for sale securities	160,457	4,108
Additions to mortgage servicing rights	(28,044)	(56,774)
Purchase of and advances to investments in real estate and other	(205,451)	(101,892)
Proceeds from sales of and returns of investments in real estate and other	171,805	177,482
Other, net	22,776	(28,931)

Net cash provided by (used in) investing activities	3,395,681	(6,062,821)
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in affiliate borrowings	263,587	(150,436)
Net increase in other short-term borrowings	4,496,192	65,069
Proceeds from issuance of collateralized borrowings in securitization trusts	3,751,145	8,826,016
Repayments of collateralized borrowings in securitization trusts	(5,086,291)	(2,788,924)
Proceeds from other long-term borrowings	453,854	—
Repayments of other long-term borrowings	(250,925)	(150,000)
Increase in deposit liabilities	345,911	289,386

Net cash provided by financing activities	3,973,473	6,091,111
Effect of foreign exchange rates on cash and cash equivalents	(6,242)	3,144

NET DECREASE IN CASH AND CASH EQUIVALENTS	(355,311)	(725,361)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	899,083	941,093

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$543,772	$215,732

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Capital contribution of lending receivables	$45,708	$—
The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.	Basis of Presentation
      Residential Capital Corporation (the Company) is a wholly-owned subsidiary of GMAC Mortgage Group, Inc. (the Group), which is a wholly-owned subsidiary of General Motors Acceptance Corporation (GMAC). GMAC is a wholly-owned subsidiary of General Motors Corporation (GM).
      The Company did not conduct any operations prior to the contribution of GMAC Residential Holding Corp. and GMAC-RFC Holding Corp. in March of 2005 by the Group to the Company. Prior to the contribution, all of the entities, including the Company, were under the common control of the Group. Accordingly, the contribution of the net assets of GMAC Residential Holding Corp. and GMAC-RFC Holding Corp. were accounted for at their historical carrying values at the date of transfer. All prior periods have been presented as if the previously separate entities were combined. The Company conducts its operations primarily through GMAC Residential Holding Corp. and GMAC-RFC Holding Corp.
      The condensed consolidated financial statements as of March 31, 2005 and for the three-month periods ended March 31, 2005 and 2004 are unaudited but, in management’s opinion, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods.
      The interim period consolidated financial statements, including the related notes, are condensed and do not include all disclosures required by accounting principles generally accepted in the United States of America (GAAP). These interim period condensed consolidated financial statements should be read in conjunction with the Company’s audited combined financial statements as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 included elsewhere in this prospectus.
  Restatement of Cash Flow Information
      Subsequent to the issuance of the Company’s interim consolidated financial statements as of and for the three months ended March 31, 2005, the Company restated its historical condensed consolidated financial statements for the three months ended March 31, 2005 and 2004 to correct the classification of cash flows related to certain mortgage loans. Specifically, cash outflows related to certain mortgage loan originations and purchases were not appropriately classified as either operating cash flows or investing cash flows consistent with our original designation as loans held for sale or loans held for investment. In addition, proceeds from sales and repayments related to certain mortgage loans, which initially were classified as mortgage loans held for investment and subsequently transferred to mortgage loans held for sale, were reported as operating cash flows instead of investing cash flows in our consolidated statements of cash flows, as required by Statement of Financial Accounting Standards No. 102 Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale. Finally, certain non-cash proceeds and transfers were not appropriately presented in the statements of cash flows.
      The restatement does not impact the total increase or decrease in cash and cash equivalents. Further, the restatement has no impact on the Company’s consolidated statement of income, consolidated balance sheet or consolidated statement of changes in stockholder’s equity. The effect of the restatement on the

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
Company’s previously reported consolidated statements of cash flows for the three months ended March 31, 2005 and 2004 is as follows:

	Three Months Ended March 31,

	2005	2004

	(Dollars in thousands)
Net cash provided by (used in) operating activities
As previously reported	$(4,206,092)	$796,123
As restated	(7,718,223)	(756,795)
Net cash provided by (used in) investing activities
As previously reported	(116,450)	(7,615,739)
As restated	3,395,681	(6,062,821)
  Recently Issued Accounting Standards
      Statement of Position 03-3 — In December 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer (SOP 03-3), that addresses accounting for differences between contractual cash flows and cash flows expected to be collected from an investor’s initial investment in loans or debt securities acquired in a transfer if those differences are attributable, at least in part, to credit quality. SOP 03-3 does not apply to loans originated by the Company. SOP 03-3 limits the accretable yield to the excess of the investor’s estimate of undiscounted expected principal, interest, and other cash flows expected at acquisition over the investor’s initial investment in the loan and it prohibits carrying over or creating a valuation allowance for the excess of contractual cash flows over cash flows expected to be collected in the initial accounting of a loan acquired in a transfer. SOP 03-3 and the required disclosures were effective for loans acquired in fiscal years beginning after December 15, 2004. Adoption of SOP 03-3 did not have a material impact on the Company’s financial condition or results of operations.

2.	Trading Securities
      Trading securities were as follows:

	March 31,	December 31,
	2005	2004

	(In thousands)
U.S. Treasury securities	$3,092,930	$150,375
Mortgage and asset-backed securities	1,408,365	1,141,460
Residual interests	1,063,879	1,033,544
Interest-only securities	208,103	187,835
Principal-only securities	22,712	200,666
Other	681	820

Total	$5,796,670	$2,714,700

Net unrealized gains	$23,251	$29,895
Pledged as collateral	5,639,463	2,252,532
      Retained interests from the Company’s off-balance sheet securitizations are retained in the form of mortgage-backed securities, residual interests, interest-only strips and principal-only strips. At March 31, 2005 trading securities totaling $1.3 billion are retained interests from the Company’s off-balance sheet securitizations.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

3.	Available for Sale Securities
      The cost, fair value, and gross unrealized gains and losses on available for sale securities were as follows:

	March 31, 2005

		Gross Unrealized

	Cost	Gains	Losses	Fair Value

	(In thousands)
Debt securities:
U.S. Treasury securities	$1,246,349	$—	$(27,302)	$1,219,047
Mortgage-backed securities	93,216	44	(1,349)	91,911
Interest-only securities(a)	5,288	1,624	—	6,912
Principal-only securities	300	311	—	611
States & political subdivisions	4,999	—	(191)	4,808
Other	9,785	—	(60)	9,725

Total debt securities	1,359,937	1,979	(28,902)	1,333,014
Equity securities	10,099	—	(877)	9,222

Total	$1,370,036	$1,979	$(29,779)	$1,342,236

	December 31, 2004

		Gross Unrealized

	Cost	Gains	Losses	Fair Value

	(In thousands)
Debt securities:
U.S. Treasury securities	$1,103,087	$12,889	$(1,444)	$1,114,532
Mortgage-backed securities	98,293	4,543	(4,778)	98,058
Interest-only securities(a)	6,047	838	—	6,885
Principal-only securities	314	361	—	675
States & political subdivisions	5,096	—	—	5,096
Other	9,797	144	—	9,941

Total debt securities	1,222,634	18,775	(6,222)	1,235,187
Equity securities	10,099	—	(628)	9,471

Total	$1,232,733	$18,775	$(6,850)	$1,244,658

(a)	These interest-only securities are retained interests from the Company’s off-balance sheet securitizations.
      The Company had other than temporary impairment writedowns of $0.1 and $1.7 million for the three months ended March 31, 2005 and 2004, respectively.
      The following table presents gross gains and losses realized upon the sales of available for sale securities reported in gain on investment securities:

Three Months Ended March 31,	2005	2004

	(In thousands)
Gross realized gains	$15,884	$—
Gross realized losses	—	—

Net realized gains	$15,884	$—

      Investment securities that were in an unrealized loss position as of March 31, 2005 had a fair value of $1,315.8 million and gross unrealized losses of $29.8 million. The fair value of these securities in a

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
continuous loss position less than twelve months was $1,308.3 million with gross unrealized losses of $28.8 million. In the opinion of management, there were not any available for sale securities deemed to be other than temporarily impaired as of March 31, 2005.
      The Company has pledged as collateral, available for sale investment securities with carrying amounts totaling $1.2 billion at March 31, 2005 in connection with certain borrowings.

4.	Mortgage Loans Held for Investment
      Mortgage loans held for investment consisted of the following:

	March 31,	December 31,
	2005	2004

	(In thousands)
Prime conforming	$1,108,211	$972,705
Prime non-conforming	5,108,600	4,937,544
Nonprime	46,264,591	47,425,595
Prime second-lien	3,503,999	4,370,767
Government	1,326	1,699

Total	55,986,727	57,708,310
Less allowance for loan losses	(930,570)	(872,954)

Total, net	$55,056,157	$56,835,356

      At March 31, 2005, the unpaid principal balance of mortgage loans held for investment relating to securitization transactions accounted for as collateralized borrowings in securitization trusts and pledged as collateral totaled $50.1 billion. The investors in these on-balance sheet securitizations and the securitization trusts have no recourse to the Company’s other assets beyond the loans pledged as collateral. Additionally, the Company pledged mortgage loans held for investment of $4.0 billion as collateral for other secured borrowings at March 31, 2005.
      At March 31, 2005, mortgage loans held for investment on nonaccrual status totaled $5.1 billion. If nonaccrual mortgage loans held for investment had performed in accordance with their original terms, the Company would have recorded additional interest income of approximately $89.6 and $63.8 million during the three months ended March 31, 2005 and 2004, respectively.
      The Company mitigates some of the credit risk associated with holding certain of the mortgage loans for investment by purchasing mortgage insurance. Mortgage loans with an unpaid principal balance of $5.6 billion at March 31, 2005 have limited protection through this insurance.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

5.	Lending Receivables
      The composition of lending receivables was as follows:

	March 31,	December 31,
	2005	2004

	(In thousands)
Warehouse	$5,114,946	$5,481,622
Construction	2,327,400	2,174,688
Commercial business	1,118,675	1,086,405
Healthcare	459,295	399,770
Commercial real estate	157,101	311,659
Other	44,679	44,976

Total	9,222,096	9,499,120
Less allowance for loan losses	(144,739)	(141,723)

Total, net	$9,077,357	$9,357,397

      At March 31, 2005, the Company pledged lending receivables of $6.1 billion as collateral for certain borrowings.

6.	Allowance for Loan Losses
      The following is a summary of the activity in the allowance for loan losses for the three months ended March 31, 2005 and 2004:

	Mortgage Loans
	Held for	Lending
	Investment	Receivables	Total

	(In thousands)
Balance at January 1, 2005	$872,954	$141,723	$1,014,677
Provision for loan losses	152,405	3,427	155,832
Charge-offs	(108,743)	(429)	(109,172)
Recoveries	13,954	18	13,972

Balance at March 31, 2005	$930,570	$144,739	$1,075,309

Balance at January 1, 2004	$490,991	$126,959	$617,950
Provision for loan losses	161,444	21,775	183,219
Charge-offs	(80,045)	(333)	(80,378)
Recoveries	737	—	737

Balance at March 31, 2004	$573,127	$148,401	$721,528

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

7.	Mortgage Servicing Rights
      The following table summarizes the Company’s activity related to mortgage servicing rights:

	2005	2004

	(In thousands)
Balance at January 1	$4,294,846	$4,333,609
Originations and purchases, net of sales	321,168	285,856
Amortization	(243,274)	(187,816)
Valuation adjustments for hedge accounting	124,942	(386,458)
Other than temporary impairment	(14,272)	(2,303)

Balance at March 31	4,483,410	4,042,888
Valuation allowance	(811,088)	(1,275,146)

Carrying value at March 31	$3,672,322	$2,767,742

Estimated fair value at March 31	$3,678,418	$2,767,742

      The following table summarizes the Company’s activity related to changes in the valuation allowance for impairment of mortgage servicing rights:

	2005	2004

	(In thousands)
Balance at January 1	$928,854	$1,149,302
Impairment	(103,494)	128,147
Other than temporary impairment	(14,272)	(2,303)

Balance at March 31	$811,088	$1,275,146

      The Company’s other than temporary impairment recorded during the three months ended March 31, 2005 and 2004 had no impact on the results of operations or financial condition of the Company.
      At March 31, 2005, the Company pledged mortgage servicing rights of $459.8 million as collateral for borrowings.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

8.	Borrowings
      Borrowings were as follows:

	March 31,	December 31,
	2005	2004

	(In thousands)
Affiliate borrowings	$10,269,829	$10,006,242
Collateralized borrowings in securitization trusts(a)	49,298,575	50,708,476
Other borrowings:
Secured aggregation facilities	10,413,670	9,867,955
Repurchase agreements	10,417,106	6,598,433
Investor custodial funds	2,229,130	1,915,061
FHLB advances — short-term	1,100,000	853,000
FHLB advances — long-term(a)	848,000	654,000
Third party bank credit facilities	557,500	766,500
Debt collateralized by mortgage loans	915,492	736,538
Securities purchased under forward contracts	—	226,844
Other — short-term	1,816,810	1,899,196
Other — long-term(a)	184,675	186,123

Total other borrowings	28,482,383	23,703,650

Total borrowings	$88,050,787	$84,418,368

(a)	Represents borrowings with an original contractual maturity in excess of one year.
      The following summarizes assets that are restricted as collateral for the payment of certain debt obligations:

	March 31,	December 31,
	2005	2004

	(In thousands)
Mortgage loans held for investment	$54,066,774	$55,370,161
Mortgage loans held for sale	13,053,644	10,996,204
Lending receivables	6,126,354	5,426,695
Trading securities	5,639,463	2,213,045
Available for sale securities	1,219,047	1,114,532
Servicing advances	720,600	—
Mortgage servicing rights	459,790	444,601
Other assets	362,891	143,196

Total assets restricted as collateral	$81,648,563	$75,708,434

Related secured debt	$73,666,443	$69,933,446

9.	Deposit Liabilities
      Deposit liabilities were as follows:

	March 31,	December 31,
	2005	2004

	(In thousands)
Non-interest bearing deposits	$1,568,883	$1,302,677
NOW and money market checking accounts	383,802	353,609
Certificates of deposit	58,196	8,684

Total	$2,010,881	$1,664,970

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
      Non-interest bearing deposits represent third-party escrows associated with the Company’s loan servicing portfolio. The escrow deposits are not subject to an executed agreement and can be withdrawn without penalty at any time.

10.	Derivative Instruments
      The Company’s risk management objectives are to minimize market risk and cash flow volatility associated with interest rate, prepayment, and basis risks related to certain assets and liabilities. Derivative financial instruments are used as part of the Company’s risk management policy to manage risk related to specific groups of assets and liabilities, including trading securities, mortgage loans held for sale, mortgage loans held for investment, mortgage servicing rights and collateralized borrowings in securitization trusts. The Company also utilizes foreign currency swaps and forward contracts to hedge foreign currency denominated assets and liabilities. In addition, the Company holds derivative instruments such as commitments to purchase or originate mortgage loans that it has entered into in the normal course of business.
      The following table summarizes the pretax earnings impact of the changes in fair value for each type of accounting hedge classification segregated by the asset or liability hedged:

Three Months Ended March 31,	2005	2004	Income Statement Classification

	(In millions)
Fair value hedge ineffectiveness gain (loss):
Mortgage servicing rights	$(26.5)	$2.1	Servicing asset valuation and hedge gain (loss)
Mortgage loans held for sale	(5.8)	1.0	Gain on sale of mortgage loans
Cash flow hedges ineffectiveness gain (loss):
Debt and future debt issuance	5.1	(1.9)	Interest expense
Derivatives not designated as accounting hedges gain (loss):
Mortgage loans held for sale and investment	53.8	(49.4)	Gain on sale of mortgage loans
Foreign currency debt	0.7	(5.3)	Interest expense
Mortgage servicing rights	(36.3)	46.5	Servicing asset valuation and hedge gain (loss)
Mortgage-related securities	(43.0)	(6.2)	Gain on investment securities
Other	(1.3)	(7.1)	Interest expense

Total	$(53.3)	$(20.3)

      In addition, net gains on fair value hedges excluded from assessment of effectiveness totaled $38.8 and $81.8 million for the three months ended March 31, 2005 and 2004, respectively.

11.	Related Party Transactions
      The Company incurred interest expense of $67.7 and $20.7 million for the three months ended March 31, 2005 and $58.4 and $19.0 million for the three months ended March 31, 2004 related to borrowings from GMAC and other GM affiliated entities, respectively.
      The Company pays GMAC fees to guarantee the notes payable and other borrowings of its international subsidiaries. The Company paid GMAC fees of $0.4 and $0.2 million for the three months

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
ended March 31, 2005 and 2004, respectively. The Company has agreed to reimburse GMAC for any losses related to these guarantees.
      The Company has entered into an agreement with GM to provide certain services through its call center operations. In exchange for these services, the Company received $1.8 and $7.1 million from GM during the three months ended March 31, 2005 and 2004, respectively.
      During 2004, the Company entered into a participation agreement with GMAC, which includes provisions that require GMAC to purchase commercial real estate lending receivables from the Company at the Company’s request, upon loan default or occurrence of other specified events.
      The Company provides working capital funding and construction lending financing for a subsidiary of an equity method investee. The subsidiary of the investee had outstanding working capital balances of $32 million at March 31, 2005. The Company recognized interest income of $0.8 and $0.9 million for the three months ended March 31, 2005 and 2004, respectively, on these balances. The subsidiary of the investee had an outstanding construction lending receivable balance of $123.3 million at March 31, 2005. The Company recognized interest income on these receivables of $1.7 and $1.4 million for the three months ended March 31, 2005 and 2004, respectively.
      The Company provides working capital and warehouse funding to other equity method investees. The investees had outstanding working capital balances of $1.9 million at March 31, 2005. The Company recognized interest income of less than $0.1 million for the three months ended March 31, 2005 and 2004 on these balances. The outstanding warehouse lending receivable balance for the investees was $171.2 million as of March 31, 2005. The Company recognized interest income on these receivables of $1.6 and $0.7 million for the three months ended March 31, 2005 and 2004, respectively. The Company purchased $55 and $254 million of loans at market prices from the investee during the first three months of 2005 and 2004, respectively.
      The Company had short-term receivables from unconsolidated affiliates of $14.2 million included within accounts receivable at March 31, 2005.

12.	Segment Information
      Financial results for the Company’s reportable operating segments were as follows:

			Business	International
	GMAC	Residential	Capital	Business	Corporate
Three Months Ended March 31,	Residential	Capital Group	Group	Group	and Other	Eliminations	Consolidated

	(In thousands)
2005
Net interest income (expense)	$73,215	$416,049	$37,214	$23,491	$(5,899)	$—	$544,070
Provision for loan losses	(1,103)	(148,346)	(7,472)	1,330	(241)	—	(155,832)
Other revenue	278,071	192,773	50,038	66,100	152,357	—	739,339

Total net revenue	350,183	460,476	79,780	90,921	146,217	—	1,127,577
Operating expenses	204,432	214,751	17,210	58,412	103,922	—	598,727

Income before income tax expense	145,751	245,725	62,570	32,509	42,295	—	528,850
Income tax expense	66,559	94,190	23,983	9,863	12,460	—	207,055

Net income	$79,192	$151,535	$38,587	$22,646	$29,835	$—	$321,795

Total assets	$20,693,730	$65,721,382	$4,679,369	$7,953,299	$(398,252)	$(3,339)	$98,646,189

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

			Business	International
	GMAC	Residential	Capital	Business	Corporate
Three Months Ended March 31,	Residential	Capital Group	Group	Group	and Other	Eliminations	Consolidated

	(In thousands)
2004
Net interest income (expense)	$74,343	$484,572	$21,703	$19,142	$(5,802)	$—	$593,958
Provision for loan losses	(1,515)	(175,386)	(5,209)	(1,014)	(95)	—	(183,219)
Other revenue	175,741	176,216	42,618	42,259	97,104	—	533,938

Total net revenue	248,569	485,402	59,112	60,387	91,207	—	944,677
Operating expenses	187,539	201,885	13,997	44,100	107,510	—	555,031

Income (loss) before income tax expense	61,030	283,517	45,115	16,287	(16,303)	—	389,646
Income tax expense	24,042	108,400	17,256	3,520	1,721	—	154,939

Net income (loss)	$36,988	$175,117	$27,859	$12,767	$(18,024)	$—	$234,707

Total assets	$16,416,396	$59,525,456	$3,340,674	$6,406,780	$10,257	$(1,936)	$85,697,627

13.	Regulatory Matters
      Certain subsidiaries of the Company associated with the Company’s mortgage and real estate operations are required to maintain certain regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal and state agencies that could have a material effect on the Company’s results of operations and financial condition. These entities were in compliance with these requirements throughout the three months ended March 31, 2005.
      As a federally chartered savings bank regulated by the Office of Thrift Supervision, GMAC Bank has complied with the following regulatory capital guidelines:

	Minimum	Minimum to be	March 31,
	Required	Well-Capitalized	2005

Tier 1 leverage	4%	5%	11.2%
Tier 1 risk-based capital	4	6	18.7
Total risk-based capital	8	10	18.8

14.	Supplemental Financial Information
      The Company is a holding company that has no operations separate from its investment in subsidiaries and may issue notes which are fully and unconditionally jointly and severally guaranteed by certain domestic subsidiaries which are wholly-owned by the Company.
      As a holding company, the Company is dependent upon dividends and other payments from its subsidiaries to generate the funds necessary to meet potential future obligations. The Company and any guarantor subsidiary are able to control receipt of dividends and other payments from its respective subsidiaries subject to the satisfaction of covenants and conditions contained in any existing and future financing documents. Certain statutory restrictions or regulatory constraints may also restrict the payment of amounts to the Company or any guarantor subsidiary.
      The following supplemental financial information presents the combining condensed balance sheet, statement of income and statement of cash flows for the Company, the guarantor and non-guarantor subsidiaries. This financial information is being presented to supplement notes of indebtedness that may be issued by the Company. These notes would be unconditionally and jointly and severally guaranteed by certain domestic subsidiaries.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
ASSETS
Cash and cash equivalents	$—	$154,595	$440,035	$(50,858)	$543,772
Mortgage loans held for sale	—	4,556,331	11,741,743	3,825	16,301,899
Trading securities	—	3,688,950	2,119,171	(11,451)	5,796,670
Available for sale securities	—	2,036,079	106,446	(800,289)	1,342,236
Mortgage loans held for investment, net	—	2,426,901	52,629,256	—	55,056,157
Lending receivables, net	—	2,305,093	6,783,202	(10,938)	9,077,357
Mortgage servicing rights, net	—	3,668,180	4,142	—	3,672,322
Accounts receivable	—	1,162,647	1,964,019	(361,231)	2,765,435
Investments in real estate and other	—	200,247	1,256,508	—	1,456,755
Goodwill	—	214,073	238,150	—	452,223
Other assets	—	1,431,661	1,400,917	(651,215)	2,181,363
Investment in subsidiaries	4,757,764	3,197,075	—	(7,954,839)	—

Total assets	$4,757,764	$25,041,832	$78,683,589	$(9,836,996)	$98,646,189

LIABILITIES
Borrowings:
Affiliate borrowings	$—	$8,557,400	$1,712,429	$—	$10,269,829
Collateralized borrowings in securitization trusts	—	1,220	49,308,806	(11,451)	49,298,575
Other borrowings	—	12,353,047	17,301,570	(1,172,234)	28,482,383

Total borrowings	—	20,911,667	68,322,805	(1,183,685)	88,050,787
Deposit liabilities	—	—	2,061,739	(50,858)	2,010,881
Other liabilities	—	(627,599)	5,103,918	(649,562)	3,826,757

Total liabilities	—	20,284,068	75,488,462	(1,884,105)	93,888,425

STOCKHOLDER’S EQUITY
Common stock and paid-in capital	1,292,486	1,292,486	1,222,408	(2,514,894)	1,292,486
Retained earnings	3,281,756	3,281,756	1,771,985	(5,053,741)	3,281,756
Accumulated other comprehensive income	183,522	183,522	200,734	(384,256)	183,522

Total stockholder’s equity	4,757,764	4,757,764	3,195,127	(7,952,891)	4,757,764

Total liabilities and stockholder’s equity	$4,757,764	$25,041,832	$78,683,589	$(9,836,996)	$98,646,189

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME
Three Months Ended March 31, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$—	$211,656	$1,108,123	$(9,799)	$1,309,980
Interest expense	—	119,313	658,512	(11,915)	765,910

Net interest income	—	92,343	449,611	2,116	544,070
Provision for loan losses	—	54,813	101,019	—	155,832

Net interest income after provision for loan losses	—	37,530	348,592	2,116	388,238
Gain on sale of mortgage loans, net	—	171,426	157,365	852	329,643
Servicing fees	—	346,037	1,864	(507)	347,394
Amortization and impairment of servicing rights	—	(140,105)	325	—	(139,780)
Servicing asset valuation and hedge loss, net	—	(67,861)	—	—	(67,861)

Net servicing fees	—	138,071	2,189	(507)	139,753
Gain on investment securities, net	—	54,233	17,882	—	72,115
Real estate related revenues	—	46,714	84,660	—	131,374
Other income	—	18,322	75,519	(27,387)	66,454

Total net revenue	—	466,296	686,207	(24,926)	1,127,577
Expenses
Compensation and benefits	—	208,623	111,308	—	319,931
Professional fees	—	40,759	9,539	—	50,298
Data processing and telecommunications	—	33,148	16,297	—	49,445
Advertising	—	32,623	6,682	—	39,305
Occupancy	—	18,654	10,913	—	29,567
Other	—	68,647	67,974	(26,440)	110,181

Total expenses	—	402,454	222,713	(26,440)	598,727

Income before income tax expense	—	63,842	463,494	1,514	528,850
Income tax expense	—	51,055	155,450	550	207,055

Income before equity in net earnings of subsidiaries	—	12,787	308,044	964	321,795
Equity in net earnings of subsidiaries	321,795	309,008	—	(630,803)	—

Net income	$321,795	$321,795	$308,044	$(629,839)	$321,795

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME
Three Months Ended March 31, 2004

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$—	$189,243	$914,109	$(4,162)	$1,099,190
Interest expense	—	79,191	430,203	(4,162)	505,232

Net interest income	—	110,052	483,906	—	593,958
Provision for loan losses	—	70,673	112,546	—	183,219

Net interest income after provision for loan losses	—	39,379	371,360	—	410,739
Gain on sale of mortgage loans, net	—	111,612	96,491	(5,668)	202,435
Servicing fees	—	312,411	(5,330)	(901)	306,180
Amortization and impairment of servicing rights	—	(316,062)	99	—	(315,963)
Servicing asset valuation and hedge gain, net	—	130,403	—	—	130,403

Net servicing fees	—	126,752	(5,231)	(901)	120,620
Gain (loss) on investment securities, net	—	42,847	(31,684)	—	11,163
Real estate related revenues	—	31,759	78,131	—	109,890
Other income	—	38,755	69,437	(18,362)	89,830

Total net revenue	—	391,104	578,504	(24,931)	944,677
Expenses
Compensation and benefits	—	188,443	95,820	—	284,263
Professional fees	—	35,540	8,897	—	44,437
Data processing and telecommunications	—	34,384	11,666	—	46,050
Advertising	—	28,175	5,363	—	33,538
Occupancy	—	16,229	8,957	—	25,186
Other	—	82,279	58,540	(19,262)	121,557

Total expenses	—	385,050	189,243	(19,262)	555,031

Income before income tax expense	—	6,054	389,261	(5,669)	389,646
Income tax expense	—	12,982	143,941	(1,984)	154,939

Income (loss) before equity in net earnings of subsidiaries	—	(6,928)	245,320	(3,685)	234,707
Equity in net earnings of subsidiaries	—	241,635	—	(241,635)	—

Net income	$—	$234,707	$245,320	$(245,320)	$234,707

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
	Restated
NET CASH USED IN OPERATING ACTIVITIES	$—	$(7,377,119)	$(333,386)	$(7,718)	$(7,718,223)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net (increase) decrease in lending receivables	—	(155,917)	478,235		322,318
Originations and purchases of mortgage loans held for investment	—	(3,889,244)	(884,845)	—	(4,774,089)
Proceeds from sales and repayments of mortgage loans held for investment	—	2,882,811	5,140,901	—	8,023,712
Purchases of available for sale securities	—	(297,803)	—	—	(297,803)
Proceeds from sales and repayments of available for sale securities	—	160,457	—	—	160,457
Additions to mortgage servicing rights	—	(27,471)	(573)	—	(28,044)
Purchase of and advances to investments in real estate and other	—	(1,682)	(203,769)	—	(205,451)
Proceeds from sales of and returns of investments in real estate and other	—	37,523	134,282	—	171,805
Payment of capital contribution	—	(32,965)	—	32,965	—
Other, net	—	(3,720)	26,496	—	22,776

Net cash provided by (used in) investing activities	—	(1,328,011)	4,690,727	(32,965)	3,395,681
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in affiliate borrowings	—	440,400	(176,813)	—	263,587
Net increase in other short-term borrowings	—	4,263,803	232,389	—	4,496,192
Proceeds from issuance of collateralized borrowings in securitization trusts	—	3,507,011	244,134	—	3,751,145
Repayments of collateralized borrowings in securitization trusts	—	—	(5,086,291)	—	(5,086,291)
Proceeds from other long-term borrowings	—	—	453,854	—	453,854
Repayments of other long-term borrowings	—	—	(250,925)	—	(250,925)
Proceeds from capital contribution	—	—	32,965	(32,965)	—
Increase in deposit liabilities	—	—	345,911	—	345,911

Net cash provided by (used in) financing activities	—	8,211,214	(4,204,776)	(32,965)	3,973,473
Effect of foreign exchange rates on cash and cash equivalents	—	—	(6,242)	—	(6,242)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(493,916)	146,323	(7,718)	(355,311)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	—	648,511	293,712	(43,140)	899,083

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$—	$154,595	$440,035	$(50,858)	$543,772

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Transfer of $3.7 billion of mortgage loans held for investment from guarantor subsidiaries to non-guarantor subsidiaries.
Transfer of $3.5 billion of collateralized borrowings in securitization trusts from guarantor subsidiaries to non-guarantor subsidiaries.
Transfer of ownership of subsidiaries from GMAC Mortgage Group to parent of $4.4 billion.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2004

		Guarantor	Non-guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
	Restated
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$—	$(1,954,180)	$776,525	$420,860	$(756,795)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net (increase) decrease in lending receivables	—	(527,640)	116,941	—	(410,699)
Originations and purchases of mortgage loans held for investment	—	(10,061,770)	(188,441)	—	(10,250,211)
Proceeds from sales and repayments of mortgage loans held for investment	—	2,014,888	2,602,163	—	4,617,051
Purchases of available for sale securities	—	(12,955)	—	—	(12,955)
Proceeds from sales and repayments of available for sale securities	—	4,108	—	—	4,108
Additions to mortgage servicing rights	—	(56,506)	(268)	—	(56,774)
Purchase of and advances to investments in real estate and other	—	(3,354)	(98,538)	—	(101,892)
Proceeds from sales of and returns of investments in real estate and other	—	60,328	117,154	—	177,482
Payment of capital contribution	—	(28,925)	—	28,925	—
Other, net	—	(45,337)	16,406	—	(28,931)

Net cash provided by (used in) investing activities	—	(8,657,163)	2,565,417	28,925	(6,062,821)
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in affiliate borrowings	—	(161,382)	10,946	—	(150,436)
Net increase (decrease) in other short-term borrowings	—	1,365,765	(1,300,696)	—	65,069
Proceeds from issuance of collateralized borrowings in securitization trusts	—	8,826,016	423,449	(423,449)	8,826,016
Repayments of collateralized borrowings in securitization trusts	—	—	(2,788,924)	—	(2,788,924)
Repayments of other long-term borrowings	—	—	(150,000)	—	(150,000)
Proceeds from capital contribution	—	—	28,925	(28,925)	—
Increase in deposit liabilities	—	—	289,386	—	289,386

Net cash provided by (used in) financing activities	—	10,030,399	(3,486,914)	(452,374)	6,091,111
Effect of foreign exchange rates on cash and cash equivalents	—	—	3,144	—	3,144

NET DECREASE IN CASH AND CASH EQUIVALENTS	—	(580,944)	(141,828)	(2,589)	(725,361)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	—	666,430	295,671	(21,008)	941,093

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$—	$85,486	$153,843	$(23,597)	$215,732

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Transfer of $9.0 billion of mortgage loans held for investment from guarantor subsidiaries to non-guarantor subsidiaries.
Transfer of $8.8 billion of collateralized borrowings in securitization trusts from guarantor subsidiaries to non-guarantor subsidiaries.